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                                                                   Exhibit 10.52

                      AMENDMENT AND WAIVER AGREEMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

          AMENDMENT AND WAIVER AGREEMENT NO. 2 dated as of December __, 2002 (this "AGREEMENT"), to that certain Credit Agreement (as amended, modified, restated or supplemented from time to time, the "CREDIT AGREEMENT"), dated as of June 20, 2002, made by and among Manufacturers' Services Limited, a Delaware corporation (the "PARENT"), Manufacturers' Services Salt Lake City Operations, Inc., a Delaware corporation ("MSSLCO"), Manufacturers' Services Western U.S. Operations, Inc., a California corporation ("MSWUSO"), Manufacturers' Services Central U.S. Operations, Inc., a Minnesota corporation ("MSCUSO"), MSL Lowell Operations, Inc., a Delaware corporation ("MSLLO"), MSL Midwest Operations, Inc., a Delaware corporation ("MSLMO"; and together with the Parent, MSSLCO, MSWUSO, MSCUSO and MSLLO, each a "BORROWER" and, collectively, the "BORROWERS"), the financial institutions party thereto from time to time (the "LENDERS"), Bank of America, N.A., as administrative agent (in such capacity, together with any successor in such capacity, the "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, General Electric Capital Corporation, as documentation agent, and Banc of America Securities LLC and Credit Suisse First Boston, Cayman Islands Branch, as co-book managers and co-lead arrangers, and the Guarantors party thereto.

          The Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent desire to waive and amend certain provisions of the Credit Agreement.

          NOW, THEREFORE, subject to the condition precedent set forth in
Section 4 hereof, the Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent hereby agree as follows:

     SECTION 1    CAPITALIZED TERMS.

     1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     SECTION 2    WAIVERS TO THE CREDIT AGREEMENT.

     2.1 The Administrative Agent and the Majority Lenders hereby waive the provisions of Section 7.12 of the Credit Agreement solely to the extent of permitting the Parent to cancel, extinguish and forgive the $6,726,779.48 of Debt of Manufacturers' Services Athlone Limited (Ireland) owing to the Parent as of the date hereof.

     2.2 Except for the specific waiver set forth in Section 2.1, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

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     SECTION 3    AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.

     3.1 Section 7.10 of the Credit Agreement is hereby amended by deleting "180 days" where it appears in the first line thereof and substituting "270 days" therefor.

     3.2 Section 7.33 of the Credit Agreement is hereby amended by deleting "180 days" where it appears in such section and substituting "270 days" therefor.

     SECTION 4 CONDITION PRECEDENT. This Agreement shall become effective on such date as counterparts of this Agreement executed by the Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent shall have been delivered to the Administrative Agent.

     SECTION 5.   MISCELLANEOUS

     5.1 Each of the Borrowers reaffirms and restates the representations and warranties set forth in Article 6 of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except insofar as such representation and warranties relate expressly to an earlier date). Each of the Borrowers and Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

                  (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                  (b) No consent of any other person (including, without limitation, shareholders or creditors of any Borrower or Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                  (c) This Agreement and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitute a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  (d) The execution, delivery and performance of this Agreement and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

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     5.2  Except as herein expressly amended nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and each Borrower and Guarantor hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     5.3 All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

     5.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     5.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

     5.6 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     5.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        3
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          IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                 "BORROWERS"

                                 MANUFACTURERS' SERVICES LIMITED

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES SALT LAKE
                                 CITY OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES WESTERN
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES CENTRAL
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL LOWELL OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL MIDWEST OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

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                                 "GUARANTORS"

                                 MANUFACTURERS' SERVICES LIMITED

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES SALT LAKE
                                 CITY OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES WESTERN
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES CENTRAL
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL LOWELL OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL MIDWEST OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL SPV SPAIN, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------

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                                 MSL HOLDINGS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL INTERNATIONAL HOLDINGS, INC.


                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 "ADMINISTRATIVE AGENT"

                                 BANK OF AMERICA, N.A., as the
                                 Administrative Agent

                                 By:         /s/ James Foley
                                         -----------------------------------
                                 Title:      AVP
                                         -----------------------------------


                                 "REVOLVING LENDERS"

                                 BANK OF AMERICA, N.A.

                                 By:         /s/ James Foley
                                         -----------------------------------
                                 Title:      AVP
                                         -----------------------------------


                                 CREDIT SUISSE FIRST BOSTON, CAYMAN
                                 ISLANDS BRANCH

                                 By:     /s/ Robert Hetu   /s/ Illegible
                                         -----------------------------------
                                 Title:  Director          Associate
                                         -----------------------------------


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By:         /s/ Raymond Shu
                                         -----------------------------------
                                 Title:      Vice President
                                         -----------------------------------


                                 UPS CAPITAL CORPORATION

                                 By:
                                         -----------------------------------
                                 Title:
                                         -----------------------------------

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                                 CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)

                                 By:
                                         -----------------------------------
                                 Title:
                                         -----------------------------------


                                 HSBC BUSINESS CREDIT (USA) INC

                                 By:         /s/ Illegible
                                         -----------------------------------
                                 Title:      Vice President
                                         -----------------------------------


                                 ORIX FINANCIAL SERVICES, INC.

                                 By:         /s/ Lisa Nowakowski
                                         -----------------------------------
                                 Title:      Vice President
                                         -----------------------------------


                                 "TERM LENDERS"

                                 WINGATE CAPITAL LTD.

                                 By:     Citadel Partnership, Portfolio Manager

                                 By:     GLB Partners, L.P., its General Partner

                                 By: Citadel Investment Group, L.L.C., its General Partner

                                 By:
                                         -----------------------------------
                                 Title:
                                         -----------------------------------